Income Taxes - Components of Deferred Income Taxes (Details) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Deferred income tax assets:
Net operating loss carryforward	$ 8,647	$ 1,078
Research credit carryforwards	41	31
Other, net	704	3
Total deferred tax assets	9,392	1,112
Less valuation allowance	(9,392)	(1,112)
Deferred tax assets, net of valuation allowance	$ 0	$ 0